Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 4 TO
SECOND AMENDED AND RESTATED REVOLVING LOAN CREDIT AGREEMENT
APRIL 3, 2020
Amendment No. 4 to the Second Amended and Restated Revolving Loan Credit Agreement, dated as of October 30, 2015 (this “Amendment”), by and among XPO LOGISTICS, INC., a Delaware corporation (“Parent Borrower”), certain of Parent Borrower’s Subsidiaries signatory thereto, as borrowers (collectively with Parent Borrower, the “Borrowers” and each, individually, as a “Borrower”), the Lenders from time to time party thereto, MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as agent (in such capacity and together with any successors and assigns in such capacity, the “Agent”) and MORGAN STANLEY SENIOR FUNDING, INC. and JPMORGAN CHASE BANK, N.A. in their capacity as co-collateral agents (in such capacity and together with any successors and assigns in such capacity, the “Co-Collateral Agents”) (as amended, restated, modified and supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, pursuant to Section 12.2(a) of the Credit Agreement, the Parent Borrower and the Requisite Lenders have agreed to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment. Effective as of the Amendment Effective Date (as defined below), clause (x) of the proviso to clause (25) of the definition of “Permitted Liens” shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:
“(25) other Liens securing obligations the outstanding principal amount of which does not, taken together with the principal amount of all other obligations secured by Liens incurred under this clause (25) that are at that time outstanding, exceed the greater of $480 million and 30% of Consolidated EBITDA at the time of incurrence, provided that (x) any Lien on Term Priority Collateral may be senior to, pari passu with or junior to~~, but not senior to,~~ the Lien on such Term Priority Collateral securing the Obligations, except to the extent such Liens secure any Capitalized Lease Obligation or any purchase money Indebtedness, in which case such Liens may be prior to the Liens securing the Obligations, but only as to the applicable assets securing the Capitalized Lease Obligation or purchase money Indebtedness and (y) any Lien on the ABL Priority Collateral and the Canadian Collateral in reliance on this clause (25) shall be junior to the Liens on the ABL Priority Collateral or the Canadian Collateral securing the Obligations pursuant to the ABL Intercreditor Agreement and/or a junior lien intercreditor agreement or collateral trust agreement reasonably satisfactory to Agent reflecting the junior lien status securing such Indebtedness as it relates to the ABL Priority Collateral and Canadian Collateral.”

Section 2.Representations and Warranties. Each Credit Party hereby represents and warrants that as of the Amendment Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing under the Amended Credit Agreement and (ii) all representations and warranties made by any Credit Party contained in the Amended Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment Effective Date or on such earlier date, as the case may be (after giving effect to such qualification).
Section 3.Effectiveness. This Amendment shall become effective as of the first date when each of the following conditions shall have been satisfied (the date of satisfaction of such conditions, which date is April 3, 2020, the “Amendment Effective Date”):
(a)The Agent shall have received from the Parent Borrower, each other Credit Party, the Agent and Requisite Lenders an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;
(b)All fees and out-of-pocket expenses of the Agent required to be paid or reimbursed by the Parent Borrower on the Amendment Effective Date under Section 12.3 of the Credit Agreement, shall, to the extent invoiced and provided in writing to the Parent Borrower at least one Business Day prior to the Amendment Effective Date, have been paid or reimbursed; and
(c)The representations and warranties made pursuant to Section 2 hereof shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
Section 4.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York applicable to contracts made and performed in that state.
Section 5.Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

Section 6.Counterparts. This Amendment may be signed (including via “DocuSign” or other electronic means) in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

XPO LOGISTICS, INC.

By: /s/ Ravi Tulsyan
Name: Ravi Tulsyan
Title: Senior Vice President and Treasurer
XPO LOGISTICS CANADA INC.

By: /s/ Ravi Tulsyan
Name: Ravi Tulsyan
Title: Senior Vice President and Treasurer

[Signature Page – Amendment No. 4 to ABL Credit Agreement]

GUARANTORS:
BOUNCE LOGISTICS, LLC
CON-WAY MULTIMODAL INC.
MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.
XPO AIR CHARTER, LLC
XPO CNW, INC.
XPO COURIER, LLC
XPO CUSTOMS CLEARANCE SOLUTIONS, LLC
XPO DEDICATED, LLC
XPO ENTERPRISE SERVICES, LLC
XPO GLOBAL FORWARDING, INC.
XPO INTERMODAL, INC.
XPO INTERMODAL SERVICES, LLC
XPO INTERMODAL SOLUTIONS, INC.
XPO LAND HOLDINGS, LLC
XPO LAST MILE, INC.
XPO LAST MILE HOLDING, INC.
XPO LOGISTICS CARTAGE, LLC
XPO LOGISTICS DRAYAGE, LLC
XPO LOGISTICS EXPRESS, LLC
XPO LOGISTICS FREIGHT, INC.
XPO LOGISTICS MANAGED TRANSPORTATION, LLC
XPO LOGISTICS MANUFACTURING, LLC
XPO LOGISTICS NLM, LLC
XPO LOGISTICS PORT SERVICES, LLC
XPO LOGISTICS SUPPLY CHAIN CORPORATE SERVICES, INC.
XPO LOGISTICS SUPPLY CHAIN HOLDING COMPANY
XPO LOGISTICS SUPPLY CHAIN OF NEW JERSEY, LLC
XPO LOGISTICS SUPPLY CHAIN OF TEXAS, LLC
XPO LOGISTICS SUPPLY CHAIN, INC.
XPO LOGISTICS WORLDWIDE GOVERNMENT SERVICES, LLC
XPO LOGISTICS WORLDWIDE, INC.
XPO LOGISTICS WORLDWIDE, LLC
XPO LOGISTICS, LLC
XPO LTL HOLDINGS, LLC
XPO LTL SOLUTIONS, LLC
XPO PROPERTIES, INC.
XPO SERVCO, LLC
XPO STACKTRAIN, LLC
XPO TRANSPORT, LLC
By: /s/ Ravi Tulsyan
Name: Ravi Tulsyan
Title: Senior Vice President and Treasurer
[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

         PDS TRUCKING, INC.

By: /s/ Riina Tohvert
Name: Riina Tohvert
Title: Secretary
XPO DISTRIBUTION SERVICES, INC.

By: /s/ Karlis P. Kirsis
Name: Karlis P. Kirsis
Title: Senior Vice President and Secretary
XPO LAST MILE CANADA INC.

By: /s/ Ravi Tulsyan
Name: Ravi Tulsyan
Title: Senior Vice President and Treasurer
XPO LOGISTICS SUPPLY CHAIN CANADA INC

By: /s/ Ravi Tulsyan
Name: Ravi Tulsyan
Title: Senior Vice President and Treasurer

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

AGENTS:
MORGAN STANLEY SENIOR FUNDING, INC., as Agent and as Co-Collateral Agent

By: /s/ Lisa Hanson
Name: Lisa Hanson
Title: Vice President

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Co-Collateral Agent
By: /s/ Lia Cornejo
Name: Lia Cornejo
Title: Authorized Officer

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
Morgan Stanley Senior Funding, Inc., as a Lender and L/C Issuer and Swing-Line Lender
By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

Morgan Stanley Bank, N.A., as a Lender and L/C Issuer and Swing-Line Lender
By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender and an L/C Issuer
By: /s/ Lia Cornejo
Name: Lia Cornejo
Title: Authorized Officer

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
Bank of America, N.A., as a Lender
By: /s/ Matthew Bourgeois
Name: Matthew Bourgeois
Title: Senior Vice President

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
HSBC Bank USA, National Association, as a Lender
By: /s/ Patrick Mueller
Name: Patrick Mueller
Title: Managing Director

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
Citibank, N.A., as a Lender
By: /s/ Allister Chan
Name: Allister Chan
Title: Vice President

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By: /s/ Jill Wong
Name: Jill Wong
Title: Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By: /s/ Nicolas Thierry
Name: Nicolas Thierry
Title: Authorized Signatory

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
Capital One, National Association, as a Lender
By: /s/ Julianne Low
Name: Julianne Low
Title: Senior Director

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
U.S. BANK NATIONAL ASSOCIATION, as a Lender and an L/C Issuer
By: /s/ Lisa Freeman
Name: Lisa Freeman
Title: Senior Vice President

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
MUFG Union Bank, N.A., as a Lender
By: /s/ Paul M. Angland
Name: Paul M. Angland
Title: Director

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
Wells Fargo Bank, NA, as a Lender
By: /s/ Marc J. Breier
Name: Marc J. Breier
Title: Authorized Signatory

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]

LENDERS:
BARCLAYS BANK PLC as a Lender and L/C Issuer
By: /s/ Komal Ramkirath
Name: Komal Ramkirath
Title: Assistant Vice President

[Signature Page – Amendment No. 4 to XPO ABL Credit Agreement]